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                                                                    EXHIBIT 23.4

                       CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
Claremont Technology Group, Inc.:

     We consent to the use of our report incorporated herein and to the reference to our firm under the heading "Experts" in the Prospectus.

                                          KPMG Peat Marwick LLP

Portland, Oregon

February 2, 1999